SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2005

MERRILL LYNCH MORTGAGE INVESTORS, INC.

(Exact name of registrant specified in Charter)

Delaware	333-127233	13-3416059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Vesey Street 4 World Financial Center 28th Floor New York, New York		10080

(Address of principal executive offices)		Zip Code

Registrant’s telephone, including area code: (212) 449-0357

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.Other Events. 1

Attached hereto as exhibits are certain materials (the “Computational Materials”) furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) in respect of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB6 (the “Certificates”). The Certificates are being offered pursuant to a Prospectus Supplement and accompanying Prospectus (together, the “Prospectus”). The Prospectus will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-121605) (the “Registration Statement”). The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

1	Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

	99.1	Computational Materials

	99.2	Computational Materials

	99.3	Computational Materials

	99.4	Computational Materials

	99.5	Computational Materials

	99.6	Computational Materials

	99.7	Computational Materials

	99.8	Computational Materials

	99.9	Computational Materials

	99.10	Computational Materials

	99.11	Computational Materials

	99.12	Computational Materials

	99.13	Computational Materials

	99.14	Computational Materials

	99.15	Computational Materials

	99.16	Computational Materials

	99.17	Computational Materials

	99.18	Computational Materials

	99.19	Computational Materials

	99.20	Computational Materials

	99.21	Computational Materials

	99.22	Computational Materials

	99.23	Computational Materials

	99.24	Computational Materials

	99.25	Computational Materials

	99.26	Computational Materials

	99.27	Computational Materials

	99.28	Computational Materials

	99.29	Computational Materials

	99.30	Computational Materials

	99.31	Computational Materials

	99.32	Computational Materials

	99.33	Computational Materials

	99.34	Computational Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By: /s/ Tom Saywell Name: Tom Saywell Title: Vice President

Date: September 26, 2005

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Computational Materials

99.2	Computational Materials

99.3	Computational Materials

99.4	Computational Materials

99.5	Computational Materials

99.6	Computational Materials

99.7	Computational Materials

99.8	Computational Materials

99.9	Computational Materials

99.10	Computational Materials

99.11	Computational Materials

99.12	Computational Materials

99.13	Computational Materials

99.14	Computational Materials

99.15	Computational Materials

99.16	Computational Materials

99.17	Computational Materials

99.18	Computational Materials

99.19	Computational Materials

99.20	Computational Materials

99.21	Computational Materials

99.22	Computational Materials

99.23	Computational Materials

99.24	Computational Materials

99.25	Computational Materials

99.26	Computational Materials

99.27	Computational Materials

99.28	Computational Materials

99.29	Computational Materials

99.30	Computational Materials

99.31	Computational Materials

99.32	Computational Materials

99.33	Computational Materials

99.34	Computational Materials